UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 2, 2008 (March 28, 2008)

Date of Report (Date of earliest event reported)

BEA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22369	77-0394711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2315 North First Street

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 570-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2008, BEA Systems, Inc., a Delaware corporation (the “Company”), received a letter from the San Francisco Regional Office of the Securities and Exchange Commission, dated March 28, 2008, stating that the previously disclosed inquiry concerning the Company’s historical stock option granting practices has been terminated and that no enforcement action has been recommended to the Commission.

A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated April 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

Date: April 2, 2008	By:	/s/ Mark P. Dentinger
Mark P. Dentinger
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated April 2, 2008.